UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C., 20549

Form 8-K/A

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date Of Report (Date Of Earliest Event Reported):  10/26/2004

AirTran Holdings, Inc.
(Exact Name of Registrant as Specified in its Charter)

Commission File Number:  1-15991

NV	58-2189551
(State or Other Jurisdiction of	(I.R.S. Employer
Incorporation or Organization)	Identification No.)

9955 AirTran Blvd.
Orlando, FL 32827
(Address of Principal Executive Offices, Including Zip Code)

407.251.5600
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act(17CFR240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17CFR240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17CFR240.13e-4(c))

Items to be Included in this Report

Item 5.02.    Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

AirTran Holdings, Inc. (the "Company") filed a Form 8-K dated October 26, 2004 to report the election of G. Peter D'Aloia to the Company's Board of Directors. Mr. D'Aloia's election to the Company's audit committee, whose term as an audit committee member commenced concurrently with his election to the Company's Board of Directors, was inadvertently omitted from the filed Form 8-K.

With the exception of the foregoing, no other information in the Form 8-K dated October 26, 2004 has been supplemented, updated or amended.

Signature(s)

Pursuant to the Requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the Undersigned hereunto duly authorized.

AirTran Holdings, Inc.

Date: October 28, 2004.	By:	/s/ Richard P. Magurno
Richard P. Magurno
Senior Vice President, General Counsel and Secretary